Access Capital Community Investment Fund (the “Fund”)

Supplement dated July 11, 2013 to the Access Capital Community Investment Fund

Prospectus (“Prospectus”) dated November 27, 2012

and the Statement of Additional Information (“SAI”) dated November 27, 2012 as revised on December 17, 2012.

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Elimination of Advisory Fee on Assets Purchased with Borrowed Monies

The Board of Trustees of RBC Funds Trust has approved an amendment to the Fund’s investment advisory agreement to eliminate the management fee charged on assets purchased with borrowed monies. Accordingly, the following changes are made to the Prospectus and SAI.

The paragraph, chart and footnotes under the caption “Fees and Expenses of the Fund” on page 1 of the Prospectus are replaced by the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and under the subheading “Reducing the Initial Sales Charge on Purchases of Class A Shares” section on page 37 of this prospectus.

	Class A	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.75%	None
Maximum Deferred Sales Charge (Load) (as a % of offering or sales price, whichever is less)	None[1]	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees²	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses (includes 0.08% Interest Expense)³	0.16%	0.16%
Total Annual Fund Operating Expenses	0.91%	0.66%
Fee Waiver and/or Expense Reimbursement	(0.00)%	(0.00)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.91%	0.66%

[1]	A 1.00% CDSC is imposed on redemptions of Class A shares made within 12 months of a purchase of $1 million or more of Class A shares on which no front-end sales charge was paid.
[2]	The Annual Fund Operating Expenses of the Fund have been restated to reflect an amendment to the Management Fees effective June 18, 2013. Under this amendment, assets purchased with borrowed monies are no longer included in the assets that are subject to the management fee.
[3]	The Advisor has contractually agreed to waive fees or pay operating expenses through January 31, 2014, to maintain Other Expenses, which does not include Interest Expense, Management Fees or Distribution and Service (12b-1) Fees, at 0.20% of the Fund’s average monthly gross assets less accrued liabilities, other than indebtedness for borrowing.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense waiver and assumption in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class I
One Year	$ 464	$ 67
Three Years	$ 654	$211
Five Years	$ 860	$368
Ten Years	$1,453	$822

The second paragraph under the caption “Investment Advisor” on page 19 of the Prospectus is replaced by the following:

Under the terms of the Fund’s investment advisory agreement, the Advisor receives from the Fund an annual management fee, paid monthly, of 0.50% of the Fund’s average monthly total net assets. Prior to June 18, 2013, the management fee was paid on average monthly gross assets less accrued liabilities, other than indebtedness for borrowing, and for purposes of calculating the management fee, assets purchased with borrowed monies were included in the total that was subject to the management fee. As a result, the Advisor may have had an incentive to use leverage to increase the amount of assets upon which it may charge a fee. However, the Advisor only uses leverage when it believes that it is consistent with the Fund’s investment objective and principal investment strategies and in the best interest of the Fund and its shareholders. For the fiscal year ended September 30, 2012, the use of leverage raised the management fee to approximately 0.62% of the Fund’s average gross assets less accrued liabilities. It is the Fund’s policy to borrow money only in amounts up to 25% of its average gross assets less accrued liabilities, other than indebtedness for borrowing.

The information about the Fund in the chart on page 28 of the Statement of Additional Information and the footnote to that information is replaced by the following:

Access Fund     0.50% of average daily net assets*

* Under the terms of the Access Fund’s Investment Advisory Agreement, the Advisor receives from the Access Fund an annual management fee, paid monthly, of fifty basis points (0.50%) of the Access Fund’s average monthly total net assets. Prior to June 18, 2013 this fee was paid on monthly gross assets less accrued liabilities, other than indebtedness for borrowing, and, for purposes of calculating the management fee, assets purchased with borrowed monies were included in the total that was subject to the management fee. As a result, the Advisor had an incentive to use leverage to increase the amount of assets upon which it may charge a fee. As of September 30, 2012, the impact of leverage raised the management fee to approximately 62 basis points (0.62%).

The last sentence of the first paragraph under the caption “Leverage (Access Fund)” on page 12 of the SAI is deleted.

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Modification to Investment Policy

The Fund’s investment policies are being modified to permit a portion of the Fund’s assets to be invested in securities rated below the highest category by a nationally recognized statistical rating organization (and unrated securities deemed by the Advisor to be of comparable quality). It is expected that the revised investment policies will be implemented 60 days after the date of this supplement, and will be accomplished gradually in the ordinary course of management of the Fund’s assets. Accordingly, the following changes are made to the Prospectus.

The paragraph under the caption “Credit Quality” on page 3 of the Prospectus is replaced by the following:

The Fund will invest at least 75%  of its total assets in securities (i) having a rating in the highest rating category assigned by a nationally recognized statistical rating organization; or (ii) if unrated, deemed by the Advisor to be of comparable quality to securities which are so rated; or (iii) issued or guaranteed by the U.S. Government, government agencies, or GSEs (together, “First Tier Holdings”). The remainder of the Fund’s total assets will be invested in First Tier Holdings or in securities rated at least in the second highest category assigned by a nationally recognized statistical rating organization, or, if unrated, deemed by the Advisor to be of comparable quality.

The paragraph under the caption “Credit Quality” on page 11 of the Prospectus is replaced by the following:

The Fund will invest at least 75%  of its total assets in securities (i) having a rating (or a credit enhancement by one or more entities having a rating) in the highest rating category assigned by a nationally recognized statistical rating organization (e.g., at least “Aaa” from Moody’s Investors Service, Inc. or “AAA” from Standard & Poor’s Financial Services LLC); or (ii) if unrated, deemed by the Advisor to be of comparable quality to securities which are so rated; or (iii) issued or guaranteed by the U.S. Government, government agencies, or GSEs (together, “First Tier Holdings”).  The remainder of the Fund’s total assets will be invested in First Tier Holdings or in securities rated at least in the second highest category assigned by a nationally recognized statistical rating organization, or, if unrated, deemed by the Advisor to be of comparable quality. For purposes of these policies, ratings categories are without regard to sub-categories or gradations indicating relative standing within a category. These credit quality guidelines apply to securities at the time of purchase. Subsequent changes in credit quality, including downgrades due to changes in status of credit enhancers, will not require automatic action by the Fund.

After the section captioned “Commercial Paper (All Funds)” on page 3 of the Statement of Additional Information the following information about the Fund is added:

ADDITIONAL PROVISION REGARDING CASH MANAGEMENT AND COMMERCIAL PAPER (ACCESS FUND). The Fund’s investments in short-term instruments for cash management and other purposes and in commercial paper will count towards the Fund’s First Tier Holdings described in the prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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